UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2010

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert D. Mailloux was appointed Senior Vice President — Corporate Controller and Principal Accounting Officer of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), effective April 16, 2010, replacing Denny Fox, who had been serving as Freddie Mac’s Acting Principal Accounting Officer.

Mr. Mailloux, 42, served as Vice President — Acting Corporate Controller beginning in November 2008. Prior to that appointment, he served as Vice President — Corporate and Multifamily Business Segment Controller, from May 2008 until November 2008, and as Vice President — Corporate Financial Accounting from September 2004 until May 2008. Before that, Mr. Mailloux held the position of Director — Corporate Reporting and Analysis from February 2002 until September 2004. Before joining Freddie Mac, Mr. Mailloux served for 12 years at a leading public accounting firm, most recently as a senior manager.

Mr. Mailloux is eligible to participate in Freddie Mac’s compensation and benefit programs available to executive officers generally, including the Executive Management Compensation Program and the Supplemental Executive Retirement Plan, pursuant to the terms of these plans. For a description of the plans see Freddie Mac’s Form 10-K/A filed April 12, 2010.

Under the Executive Management Compensation Program, Mr. Mailloux’s approved Target Total Direct Compensation for 2010 is $850,000, consisting of Semi-Monthly Base Salary of $325,000, Deferred Base Salary of $241,667, and a Target Incentive Opportunity of $283,333.

Mr. Mailloux is subject to non-competition and non-solicitation of employees restrictions for a period of one year, following any termination of his employment, and he is also subject to certain restrictions with respect to confidential information obtained during the course of his employment. A copy of the restrictive covenant and confidentiality agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Mr. Mailloux has also entered into a recapture arrangement in the form of Freddie Mac’s Executive Management Compensation Recapture Policy, which is described in Freddie Mac’s Form 8-K filed on December 24, 2009, was filed as Exhibit 10.4 to that Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Restrictive Covenant and Confidentiality Agreement, dated April 16, 2010, between Freddie Mac and Rob Mailloux

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Ross J. Kari

Ross J. Kari Executive Vice President — Chief Financial Officer

Date:  April 16, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Restrictive Covenant and Confidentiality Agreement, dated April 16, 2010, between Freddie Mac and Rob Mailloux